CleanSpark Reports Third Quarter FY2023 Financial Results; Announces 16 EH/s Expansion Fully Funded

Achieved record revenue for the quarter of $45.5 million, net loss of $(14.2) million and Adjusted EBITDA of $13.3 million

Reports current cash and bitcoin holdings of $125 million; 16 EH/s target now fully funded

Reports operating hashrate over 9 EH/s, tripling hashrate year over year

LAS VEGAS, August 9, 2023 – CleanSpark, Inc. (Nasdaq: CLSK) (the “Company”), America’s Bitcoin Miner™, today reported financial results for the three and nine months ended June 30, 2023.

"We have fully funded our growth to 16 EH/s, including miners, facilities, and other infrastructure, on top of a record-breaking quarter in terms of growth and revenue,” said Zach Bradford, CEO. “We now operate over 9 EH/s of efficient computing power at some of the industry’s best all-in electric rates. That growth is translating to record-setting revenue. We have over $90 million in cash and almost 1,200 bitcoins on our balance sheet as of today. We continue to build on our longstanding track record of executing on our commitments, and I’m proud to say that this is a truly best-in-class team.”

“Creating certainty is an important part of our strategy, and today we have more than sufficient capital to fund our remaining contractual payments on miners and construction to achieve our 16 EH/s goal,” said Gary Vecchiarelli, CFO. “From my perspective, I really like the flexibility of our balance sheet and our operational performance. We have all the pieces in place, from people to capital, to extend our strong track record of growth and operational excellence.”

Q3 Financial Highlights

Financial Results for the Three Months Ended June 30, 2023

•
Revenues for the quarter were $45.5 million, an increase of $14.5 million, or 47%, from $31.0 million for the same prior year period.
•
The Company recognized a net loss for the three months ended June 30, 2023, of $(14.2) million, compared to a net loss of $(29.3) million for the same prior year period.
•
Adjusted EBITDA* increased to $13.3 million, compared to Adjusted EBITDA of $5.1 million from the same prior year period.
•
The Company saw sequential revenues increase in the third quarter of fiscal 2023 compared to the fiscal quarter ended March 31, 2022. Revenues increased $3 million, or 7%, from the preceding second quarter. The net loss of $14.2 million for the third quarter represented a $4.3 million improvement over the second quarter net loss of $18.5 million. The Adjusted EBITDA of $13.3 million in the third quarter represented an increase of $600 thousand or 5% compared to $12.7 million in the preceding second quarter.

Balance Sheet Highlights as of June 30, 2023

Assets

•
Cash: $21.8 million
•
Bitcoin: $13.9 million
•
Total Current Assets: $52.7 million
•
Total Mining Assets (including prepaid deposits & miners, net of accumulated depreciation): $441.8 million
•
Total Assets: $652.8 million

Liabilities and Stockholders' Equity

•
Current Liabilities: $37.4 million
•
Total Liabilities: $49.2 million
•
Total Stockholders' Equity: $603.6 million

The Company's liquidity, in cash and bitcoin, was approximately $35.7 million as of June 30, 2023. The Company's debt totaled $17.8 million at June 30, 2023.

*See "Non-GAAP Measure" and "Reconciliation of Adjusted EBITDA" below.

Investor Conference Call and Webcast

The Company will hold its third quarter 2023 earnings presentation and business update for investors and analysts today, August 9, 2023, at 1:30 p.m. PST/4:30 p.m. EST.

Webcast URL: https://www.cleanspark.com/investor-relations/clsk-earnings

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company’s website following the call.

About CleanSpark

CleanSpark (NASDAQ: CLSK) is America's Bitcoin Miner. Since 2014, we've helped people achieve energy independence for their homes and businesses. In 2020, we transitioned that expertise to develop sustainable infrastructure for Bitcoin , an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy, like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin . CleanSpark holds the 44th spot on the Financial Times' 2022 List of the 500 Fastest Growing Companies in the Americas and ranks thirteenth on Deloitte's Fast 500. For more information about CleanSpark, please visit our website at www.cleanspark.com .

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations for growth in the Company's bitcoin holdings and other statements regarding the Company's expectations, beliefs, plans, intentions, and strategies. The Company has tried to identify these forward-looking statements by using words such as "expect," "anticipate," "believe," "could," "should," "estimate," "intend," "may," "will," "plan," "goal" and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. We have based these forward-looking statements largely on the Company's current expectations and projections about future events and financial trends that we believe may affect the Company's business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of the Company's bitcoin mining activities; the volatility of bitcoin value and energy prices; disruptions in the crypto asset markets; market perception of the Company's business and the crypto asset markets generally; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts and power rates; the ability to successfully integrate newly acquired operations; the risk that future revenue growth may not be realized; the impact of global pandemics (including COVID-19) and inflation on logistics and shipping; security and cybersecurity threats and hacks; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for its fiscal year ended September 30, 2022 and any subsequent filings with the SEC. The forward-looking statements in this release are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. We undertake no obligation to revise or update these forward-looking statements or any of the foregoing factors, except as expressly required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States("GAAP"). The Company's non-GAAP "Adjusted EBITDA" excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company's share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company's general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company's ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company's future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from our calculation of adjusted EBITDA, but has determined such items are part of the Company's normal ongoing operations and will no longer be excluding them from our calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing the Company's performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company's bitcoin related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company's industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company's Consolidated Financial Statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

($ in thousands, except par value and share amounts)

	June 30, 2023	September 30, 2022
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$21,833	$20,463
Accounts receivable, net	100	27
Inventory	1,037	216
Prepaid expense and other current assets	8,343	7,931
Bitcoin	13,925	11,147
Derivative investment asset	1,846	2,956
Investment in debt security, AFS, at fair value	696	610
Current assets held for sale	4,919	7,426
Total current assets	$52,699	$50,776

Property and equipment, net	$482,428	$376,781
Operating lease right of use asset	731	551
Intangible assets, net	5,116	6,485
Deposits on mining equipment	98,594	12,497
Other long-term asset	4,640	3,990
Goodwill	8,043	—
Long-term assets held for sale	552	1,545
Total assets	$652,803	$452,625

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$29,634	$24,662
Operating lease liability	194	113
Finance lease liability	168	260
Current portion of long-term loans payable	7,076	7,786
Dividends payable	—	21
Current liabilities held for sale	348	1,199
Total current liabilities	$37,420	$34,041
Long-term liabilities
Operating lease liability, net of current portion	558	447
Finance lease liability, net of current portion	23	180
Loans payable, net of current portion	10,772	13,433
Long-term liabilities held for sale	382	512
Total liabilities	$49,155	$48,613

Stockholders' equity
Common stock; $0.001 par value; 300,000,000 shares authorized; 131,776,484 and 55,661,337 shares issued and outstanding, respectively	132	56
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding, respectively	2	2
Additional paid-in capital	861,082	599,898
Accumulated other comprehensive income	196	110
Accumulated deficit	(257,764)	(196,054)
Total stockholders' equity	603,648	404,012

Total liabilities and stockholders' equity	$652,803	$452,625

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended		For the nine months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Revenues, net
Bitcoin mining revenue, net	$45,427	$30,942	$115,661	$104,882
Other services revenue	96	87	227	470
Total revenues, net	$45,523	$31,029	$115,888	$105,352

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	20,681	10,288	63,179	24,608
Professional fees	2,225	1,428	8,806	5,589
Payroll expenses	10,405	8,076	29,957	24,210
General and administrative expenses	5,064	2,119	13,117	6,708
Loss (gain) on disposal of assets	—	—	3	(643)
Other impairment expense (related to bitcoin)	740	4,418	1,017	11,452
Realized (gain) loss on sale of bitcoin	143	5,235	(762)	(2,026)
Depreciation and amortization	21,850	14,781	62,525	32,660
Total costs and expenses	$61,108	$46,345	$177,842	$102,558

(Loss) Income from operations	(15,585)	(15,316)	(61,954)	2,794

Other income (expense)
Other income	—	—	11	308
Change in fair value of contingent consideration	2,000	—	2,485	346
Realized gain on sale of equity security	—	—	—	1
Unrealized loss on equity security	—	—	—	(2)
Unrealized (loss) gain on derivative security	105	(1,033)	(1,110)	(2,144)
Interest income	52	52	174	137
Interest expense	(689)	(314)	(2,377)	(375)
Total other (expense) income	1,468	(1,295)	(817)	(1,729)

(Loss) Income before income tax (expense) or benefit	(14,117)	(16,611)	(62,771)	1,065
Income tax expense	—	—	—	—
(Loss) income from continuing operations	$(14,117)	$(16,611)	$(62,771)	$1,065

Discontinued operations
Income (loss) from discontinued operations	$(102)	$(12,729)	$1,061	$(16,090)
Income tax (expense) or benefit	—	—	—	—
Income (loss) on discontinued operations	$(102)	$(12,729)	$1,061	$(16,090)

Net loss	$(14,219)	$(29,340)	$(61,710)	$(15,025)

Preferred stock dividends	—	—	—	335

Net loss attributable to common shareholders	$(14,219)	$(29,340)	$(61,710)	$(15,360)

Other comprehensive income	28	29	86	75

Total comprehensive loss attributable to common shareholders	$(14,191)	$(29,311)	$(61,624)	$(15,285)

(Loss) income from continuing operations per common share - basic	$(0.12)	$(0.40)	$(0.72)	$0.02

Weighted average common shares outstanding - basic	114,844,402	41,277,090	87,248,719	41,010,826

(Loss) income from continuing operations per common share - diluted	(0.12)	(0.40)	(0.72)	0.02

Weighted average common shares outstanding - diluted	114,844,402	41,277,090	87,638,134	41,092,028

(Loss) income on discontinued operations per common share - basic	$(0.00)	$(0.31)	$0.01	$(0.39)

Weighted average common shares outstanding - basic	114,844,402	41,277,090	87,248,719	41,010,826

(Loss) income on discontinued operations per common share - diluted	$(0.00)	$(0.31)	$0.01	$(0.39)

Weighted average common shares outstanding - diluted	114,844,402	41,277,090	87,638,134	41,092,028

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(UNAUDITED)

	Three months ended June 30,
	2023	2022
Revenues, net
Digital currency mining revenue, net	$45,427	$30,942
Other services revenue	96	87
Total revenues, net	$45,523	$31,029

Net loss	$(14,219)	$(29,340)
Adjustments:
Loss on discontinued operations	$102	$12,729
Other impairment expense (related to Digital Currency)	—	—
Depreciation and amortization	21,850	14,781
Stock based compensation	5,947	5,213
Other income	—	—
Change in fair value of contingent consideration	(2,000)	—
Realized gain on sale of equity security	—	—
Unrealized gain on equity security	—	—
Unrealized loss on derivative security	(105)	1,033
Interest income	(52)	(52)
Interest expense	689	314
One-time legal fees related to litigation	1,036	143
One-time legal fees related to financing & business development transactions	85	189
Severance expenses	—	102
Total Adjusted EBITDA*	$13,333	$(5,112

Three months ended March 31, 2023
Revenues, net
Digital currency mining revenue, net	$42,488
Other services revenue	58
Total revenues, net	$42,546

Net loss	$(18,460)
Adjustments:
Gain on discontinued operations	$294
Other impairment expense (related to Digital Currency)	—
Depreciation and amortization	21,346
Stock based compensation	5,743
Other income	—
Change in fair value of contingent consideration	—
Realized gain on sale of equity security	—
Unrealized loss on equity security	—
Unrealized gain on derivative security	(56)
Interest income	(52)
Interest expense	799
Gain on disposal of assets	3
One-time legal fees related to litigation	3,056
One-time legal fees related to financing & business development transactions	48
Severance expenses	—
Total Adjusted EBITDA	$12,721

Investor Relations Contact
Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts
Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
Nishant Sharma
cleanspark@blocksbridge.com